                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant / /

                 Filed by a Party other than the Registrant /x/


Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12


                                 USG Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            Hakatak Enterpises, Inc.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):


/x/  No fee required.


/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2) Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             (4) Proposed maximum aggregate value of transaction:

             (5) Total fee paid:


/ /  Fee paid previously with preliminary materials:


       / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                 LET'S MAKE THE SHAREHOLDERS A PRIORITY AT USG!
            YOUR VOTE CAN HELP DECIDE THE FUTURE OF YOUR INVESTMENT.
                     SIGN AND RETURN THE GREEN PROXY TODAY!

                            ------------------------

                           HAKATAK ENTERPRISES, INC.
                       100 WILSHIRE BOULEVARD, SUITE 1700
                         SANTA MONICA, CALIFORNIA 90401
                        (310) 260-6007 OR (800) 358-8660

                            ------------------------

                                 April 24, 2000

Dear Fellow Shareholders:

     I am the beneficial owner of over one million shares (including those I hold as trustee) of USG Corporation (the "Company") and have been a patient and committed investor since 1991. During the last several years, I have become increasingly concerned about whether the interests of the Board of Directors and management are directly aligned with those of the shareholders.

     I have often wondered how a well-positioned company like ours trades at such low price earnings and cash flow multiples. This depressed valuation was recently underscored when our Company was mentioned in an April 17, 2000 Forbes magazine article as a top "LBO" candidate. The Company's market capitalization(1) dropped by over $900 million, or approximately 30% from 1/31/99 to 1/31/00, while the S&P 500 increased by approximately 9% in the same period.

     My core belief is that we very much need a Board of Directors and management team whose interests and actions are directly aligned with shareholders. This core belief has prompted me to take a more vigorous and active role in maximizing shareholder value through two important steps: (1) I HAVE SUBMITTED A PROPOSAL AT THIS YEAR'S ANNUAL MEETING TO RESCIND THE COMPANY'S CURRENT "POISON PILL" AND REQUIRE SHAREHOLDER APPROVAL BEFORE ANY OTHER SO-CALLED SHAREHOLDERS RIGHTS PLAN BECOMES EFFECTIVE; AND, (2) I AM NOMINATING THREE PERSONS FOR ELECTION AS DIRECTORS OF THE COMPANY. THEIR NAMES ARE JAY BUCHBINDER, KEITH OGATA AND HERBERT DENTON. AS A MATTER OF FACT, JAY BUCHBINDER AND TRUSTS FOR HIS BENEFIT OWN MORE SHARES THAN THE ENTIRE BOARD AND MANAGEMENT COMBINED.

     You should be aware that two of the three incumbent directors we are opposing and more than half of the current directors were officers or directors of the Company when the Company filed for bankruptcy in 1993. Collectively, these three incumbent directors own 9,090 shares (as of the most recent proxy statement) demonstrating their lackluster commitment to the financial success of USG's shareholders. We are not, however, opposing the fourth incumbent nominated by the Company, who was designated independently after the Company's bankruptcy filing in 1993, and who has an apparent alignment with the success of the Company's shareholders through ownership of 138,800 shares of common stock. I have come to believe that the current Board requires new directors who will take aggressive steps to maximize shareholder value, as well as to influence policy decisions in corporate governance and management compensation.

---------------

(1) Value of shares held by non-affiliates as reported on the Company's 1998 and 1999 Form 10-K.

WHY THIS PROXY CONTEST IS NECESSARY

     I believe that the Company is competitively well-positioned in the marketplace and is a tremendous generator of earnings and cash, but has been seriously undervalued by the market, in part because the Board and management are entrenched and insulated and have not pursued an aggressive policy to enhance shareholder value. My deep concern is that if the Company continues to allocate an excessive amount of its free cash flow to capital expenditure programs we shareholders may never see the enhancement of share value that management claims to be seeking.

     As a regular participant in analyst conference calls over the years, I have noticed that analysts and investors regularly question management about its policies towards capital expenditure programs, as well as specific steps to increase shareholder value such as share repurchase programs and cash dividend distributions. In the past, management's response had been that it would turn its attention to "shareholder initiatives" once an "investment grade" rating was achieved for the Company's debt. While this objective was first reached in December 1997, the following graph will clearly demonstrate the market's poor reaction to management's approach.

  DATE    USG CORPORATION   S&P500
--------  ---------------   ------
12/12/97        100          100
02/06/98        110          105
03/04/98        115          120
05/29/98        110          120
07/24/98        110          120
09/18/98         95          105
11/13/98        100          120
01/08/99        105          135
03/05/99        100          135
04/30/99        120          140
06/25/99        110          140
08/20/99        105          140
10/15/99         90          135
12/10/99         95          150
02/04/00         75          145
04/07/00         80          160

(Comparing the % change between 12/12/97 and 4/20/00 of USG common stock and the S&P 500 when both are set to a par value of 100 on 12/12/97.) From this base, USG's stock price has declined approximately 20% while the S&P 500 index has increased by approximately 40%. Source: Bloomberg

     Several analysts have suggested that the Company's expansion program, when combined with the industry wide expansion in wallboard capacity, has actually dampened the stock's performance and may continue to affect its future performance prospects. I agree with the analysts' views. As a matter of fact, in 1998 and 1999 I personally met with the Company's senior officers and expressed my concerns with the Company's devoting a disproportionate amount of its cash flow to increase plant capacity in a potentially risky part of the economic cycle. The Company's focus on growing its business has clearly not grown its stock price.

     I felt it was necessary to make certain that the Board and management did not feel too insulated from accountability to the shareholders for the Company's poor stock price performance. Therefore, in 1999, I submitted a shareholder proposal to remove the "poison pill" hoping that management and the Board would be motivated to recognize the poor grade they are getting on two important report cards -- the stock's price and P/E Ratio. The Board's paternalistic response to my shareholder proposal has forced me to nominate Jay Buchbinder, Keith Ogata and Herbert Denton as candidates for the Company's Board at the next annual meeting.

WHY YOU SHOULD VOTE FOR THE HAKATAK NOMINEES

     Two of the Company's nominees began to serve on the Board in 1987 and 1988. They served on the Board that, in an effort to fend off a take-over, implemented a re-capitalization plan -- which was a contributing factor to the Company's eventual bankruptcy filing in 1993. Two of the Company's nominees also currently serve on the Compensation Committee, which has generously rewarded management without regard for the poor stock performance. Three of the Company's four nominees serve on the Executive Committee which failed even to meet in 1998 and 1999. REMEMBER: THESE THREE INCUMBENT DIRECTORS OWN ONLY 9,090 SHARES (AS OF THE MOST RECENT PROXY STATEMENT).

     I wish to be very clear -- this is not a takeover attempt. The election of these three directors (out of thirteen), all of whom will bring a vigorous focus on maximizing shareholder value, is not a change in control of the Board. Their election, however, would provide an enormous influence and bring a fresh perspective to the Board, especially on utilization of free cash flow, corporate governance and management compensation issues. I strongly believe that it is now time to elect these three new Directors who will focus on aggressively increasing shareholder value.

     IF ELECTED, MY NOMINEES WOULD SEEK TO PRESS THE INCUMBENT DIRECTORS AND MANAGEMENT TO TAKE THE FOLLOWING STEPS:

     REALLOCATE FREE CASH FLOW TO BENEFIT STOCKHOLDERS. For the three years ending December 31, 2000 (including management's projections for this year), the Company will spend over $1 billion on capital expenditures. While we recognize the importance of the plant modernizations over the past several years to improving our competitive position in the marketplace, the Company is now at a point in the economic cycle where it should allocate a much higher percentage of cash flow to stock buybacks and cash dividends. Should the Company's operating performance stay on course in coming years, I believe this reallocation of cash flow could allow the company to acquire significantly more shares in the open market than it is prepared to purchase right now, as well as increase the dividend by a multiple of its present amount -- all to the benefit of the shareholders and the value of our stock. We realize that the Company has recently announced an additional five million share buyback program. However, in their press release, they were decidedly non-committal as to the time frame in which this buyback will occur.

     SEEK TO INSTITUTE A PRO SHAREHOLDER CORPORATE GOVERNANCE POLICY. At the Annual Meeting I am also submitting a shareholder proposal to rescind the Company's current "poison pill" and require shareholder approval before any other so-called Shareholder Rights Plan becomes effective. The Board, as expected, is opposing my initiative. The directors have taken the position that even if the requisite 80% vote is achieved for adoption of this proposal, they may decide to ignore the wishes of the shareholders by seeking to invalidate the proposal on legal grounds. THIS PRO-ENTRENCHMENT POSTURE COMPLETELY UNDERSCORES THE NEED FOR NEW DIRECTORS WHO ARE MORE ALIGNED WITH SHAREHOLDER INTERESTS.

     In addition to the "poison pill," management has other protective devices such as a staggered board and supermajority voting requirement in the Charter. All the senior managers have "golden parachutes" -- which provide certain lucrative benefits in the event of their termination after a "change in control." IN MY OPINION, A CORPORATE GOVERNANCE REVIEW IS URGENTLY NEEDED TO MAKE CERTAIN THAT THE BOARD AND MANAGEMENT DO NOT FEEL TOO INSULATED FROM ACCOUNTABILITY TO THE SHAREOWNERS FOR THE COMPANY'S POOR STOCK PRICE PERFORMANCE.

     REVIEW EXECUTIVE COMPENSATION POLICY. In 1999, the five most highly compensated managers of the Company received $2,255,500 in salary (raises totaling more than $151,000), bonuses of $2,051,257 ($537,798 more than the 1998 bonuses) and restricted stock awards of more than $4,418,250 (an increase of $1,645,000 over 1998). In addition, the value of their options could reach more than $4,378,860, according to their own proxy statement.

     The restricted stock award portion of their compensation allows vesting of 100% of the grants if the stock price performance is at least in the 70th percentile of the building materials group (which has woefully underperformed the S&P 500 Index) and allows managers to keep at least part of their awards unless performance falls below the 50th percentile. THESE DO NOT SEEM TO BE CHALLENGING THRESHOLDS TO ACHIEVE. IF YOU REWARD MEDIOCRE STOCK PERFORMANCE, YOU ARE LIKELY TO GET IT. The current stock option program allows for full vesting in just two years. I question whether this executive compensation policy is truly designed to provide incentives to management to MAXIMIZE long-term shareholder value. I believe a thorough review by an independent committee, which includes new directors with no long-term ties to management, is warranted.

     EXPLORE ALTERNATIVES FOR ENHANCING STOCKHOLDER VALUE. We believe an independent investment-banking firm, and if appropriate, other experts, should be retained specifically to perform a study on various ways to maximize value. We believe that the findings of any such report to the board should be made available for shareholder review.

AN IMPORTANT OPPORTUNITY FOR SHAREHOLDERS

     It is a rare occurrence when individual investors take up the burden of time, effort and expense to wage a proxy contest against a sizable company to seek a commitment to enhance shareholder value. We do not guarantee that we will attempt any additional initiatives should this one fail. Therefore we urge you to give careful consideration to the issues raised and take full advantage of this opportunity to make a significant impact on the future of your investment. In my opinion, this is what corporate democracy is all about.

SHAREHOLDER PRESSURE CAN WORK!

     In September 1998, management announced a plan to buy back up to five million shares of Common Stock. This announcement followed by about five weeks my own request to management that they consider such a plan, along with similar requests made by other shareholders.

     On March 24, 2000, management announced another buyback program, also for five million shares of Common Stock. This announcement followed by little more than a week my notification to the Company that I intended to nominate independent directors to the Board. It is interesting to note that the Company announced the second buyback plan even though they had completed only about 75% of the original buyback plan in approximately a year-and-a-half.

     I do not take full credit for the announcement of either plan. HOWEVER, I DO BELIEVE THAT SHAREHOLDER PRESSURE CAN FORCE A BOARD AND MANAGEMENT TO FOCUS ON VALUE ENHANCING MEASURES. I BELIEVE IT CAN WORK FOR US IN THE PROXY CONTEST.

     I urge you to join my nominees and me in bringing new direction to USG. YOUR VOTE COULD BE THE CATALYST IN MAKING SHAREHOLDER VALUE A PARAMOUNT CONCERN IN OUR COMPANY. Please sign and return the GREEN proxy today. Thank you for your support.

                                          Very truly yours,

                                          Hakatak Enterprises, Inc.
                                          Tom Hacker, President

     If your shares are registered in your own name, please mark, sign and date the enclosed GREEN proxy card and return it to Hakatak, in the enclosed envelope in time to be voted at the Annual Meeting. If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such Company shares and only upon receipt of your specific instructions. Sign and return the GREEN proxy card in the envelope provided by your broker or bank. To be certain your vote is received in time, please contact the person responsible for your account and instruct that person to execute on your behalf the GREEN proxy card. I urge you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Hakatak at the address indicated below:

                           HAKATAK ENTERPRISES, INC.
                       100 Wilshire Boulevard, Suite 1700
                         Santa Monica, California 90401
                        (800) 358-8660 OR (310) 260-6007
                             thackert@bloomberg.net

     If you need assistance in voting your GREEN proxy, please call my proxy solicitor, at:

                           BEACON HILL PARTNERS, INC.
                           Toll Free: (800) 475-9320
                            Collect: (212) 843-8500

IMPORTANT

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. I URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED GREEN PROXY CARD TO VOTE FOR ELECTION OF MY NOMINEES.

     A VOTE FOR MY NOMINEES WILL ENABLE YOU -- AS OWNERS OF THE COMPANY -- TO ELECT NON-INSIDER DIRECTORS WHO OWN SIGNIFICANT SHARES IN THE COMPANY AND WHO WILL WORK TO INCREASE SHAREHOLDER VALUE.

     I URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE COMPANY. If you have already done so, you may revoke your proxy by delivering a later dated proxy for the Annual Meeting or a written notice of revocation to Hakatak, or to the Secretary of USG Corporation or by voting in person at the Annual Meeting. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

                               PROXY STATEMENT OF
                           HAKATAK ENTERPRISES, INC.,
                                IN OPPOSITION TO
                           THE BOARD OF DIRECTORS OF
                                USG CORPORATION
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                               OF USG CORPORATION
                            TO BE HELD MAY 10, 2000

     This Proxy Statement, dated April 24, 2000 ("Proxy Statement") and the accompanying GREEN proxy card are being furnished in connection with the solicitation of proxies by Hakatak Enterprises, Inc. ("Hakatak") to be voted at the annual meeting of the Company to be held at 9:15 a.m. on Wednesday, May 10, 2000, and at any adjournments, postponements, or reschedulings thereof (the "Annual Meeting"). At the Annual Meeting, four directors of the Company will each be elected for a three year term or until the election and qualification of each of their successors. I am soliciting your proxy in support of the election of my three nominees, Jay Buchbinder, Keith Ogata and Herbert Denton (each individually a "Hakatak Nominee," and collectively, the "Hakatak Nominees") as directors of the Company. I am also soliciting your proxy in support of a Bylaw amendment requiring majority shareholder approval of any Shareholder Rights Plan or other form of "poison pill" (the "Shareholder Value Amendment").

     The proxy statement and GREEN proxy card are first being mailed to the stockholders of the Company on or about April 24, 2000.

                            I. ELECTION OF DIRECTORS

GENERAL

     The Board of Directors currently is composed of 13 directors, divided into three classes, two of which currently have four members each, the other having five members. Each class is elected for a three-year term. One class of four directors will be elected at the Annual Meeting. The remaining classes will be elected in 2001 and 2002, respectively.

     The three Hakatak Nominees -- Jay Buchbinder, Keith Ogata and Herbert Denton -- are described in more detail below. None of the Hakatak Nominees are members of the present board, and each Hakatak Nominee is a citizen of the United States.

     Each Hakatak Nominee has consented in writing to being named as a nominee for election as a director in the proxy materials to be used in connection with the Annual Meeting and, if elected, has consented to serving as a director. Hakatak is unaware of any reason why any Hakatak Nominee, if elected, should be unable to serve as a director. If for any reason any Hakatak Nominee is unable or declines to serve, the GREEN proxy cards solicited by Hakatak Enterprises, Inc. will be voted for any substitute nominee who shall be designated by Tom Hacker to fill the vacancy.

     Each Hakatak Nominee has furnished Hakatak with information concerning his principal occupation for the proceeding five-year period, business addresses and other matters. Except as disclosed herein, (a) no Hakatak Nominee has ever served as an officer, director or employee of the Company; (b) there are no arrangements or understandings between any Hakatak Nominee and any other person pursuant to which that Hakatak Nominee was selected as a nominee to serve as a director of the Company or with respect to any future employment by the Company or any future transactions to which the Company or any of its affiliates will or may be a party; and (c) no Hakatak Nominee shall receive any form of compensation for serving in the capacity as a director of the Company, other than any compensation currently paid by the Company to its directors in their capacity as directors.

THE HAKATAK NOMINEES

     JAY BUCHBINDER, 67, CEO of JBI, Inc., a private vertically integrated manufacturing corporation. He is also the CEO of Emeco Industries Inc., Decor Products Inc. and Playground Concepts. Mr. Buchbinder's address is 2650 El Presidio, Long Beach, California 90810.

     KEITH OGATA, 45, President of 3K Financial Corp., a private investment company. He is a director of Career Education Corp. (NASDAQ:CECO), a vocational education company. Until its recent sale to Harcourt General (NYSE:H) in 1997, Mr. Ogata served as the CFO of National Education Corporation (NYSE:NEC). Mr. Ogata also served as President of National Education Centers and Chairman of the Board of Spartan Aviation. Mr. Ogata's address is 1056 Ikena Circle, Honolulu, HI 96821.

     HERBERT DENTON, 52, President of Providence Capital, Inc., a private broker-dealer corporation. He is a director of Chic by H.I.S., Inc., a garment company, Mesa Air Group, Inc. (NASDAQ:MESA), an airline, Baldwin Piano & Organ, Inc. (NasdaqNM:BPAO), a musical instrument company, and U.S. Value Investment Co., PLC, an investment company. Mr. Denton's address is 730 Fifth Ave., Suite 2102, New York, NY 10019.

COMMON STOCK OWNERSHIP OF THE HAKATAK NOMINEES

     The following table sets forth the beneficial ownership, as of the Record Date, of the Common Stock by each of the Hakatak Nominees and the other shares in which they have an economic interest. Except as otherwise indicated below, all shares indicated are held with sole voting and disposition rights.

                             NUMBER OF SHARES                                        TOTAL AS PERCENT
                               BENEFICIALLY           OTHER           TOTAL           OF OUTSTANDING
           NAME                   OWNED              SHARES          SHARES               SHARES
           ----              ----------------        -------        ---------        ----------------
Jay Buchbinder.............      609,644(2)          474,653(3)     1,084,304(3)          2.267%
Keith Ogata................        8,000(4)               --            8,000(4)          0.017%
Herbert Denton.............       10,000(5)               --           10,000(5)          0.021%
                                 -------             -------        ---------             -----
AGGREGATE:.................      637,644(2)(4)(5)    474,653        1,102,304(3)(4)(5)    2.305%
                                 =======             =======        =========             =====

     For information with respect to all securities purchased or sold by the Hakatak Nominees in the past two years, please see Exhibit A attached hereto.

ADDITIONAL INFORMATION REGARDING THE HAKATAK NOMINEES

     No Hakatak Nominee has any family relationships with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation. No Hakatak Nominee is currently, or has been, involved in any business relationship with the Company or any of its affiliates. No Hakatak Nominee has been indebted to the Company or any of its affiliates.

     When you return the Hakatak GREEN proxy card you are voting for the Hakatak Nominees. However, since Hakatak is only nominating three candidates for the four available Board seats, if the three Hakatak Nominees are elected, one of the Company nominees who receives the highest number of shares will also be elected. Hakatak intends to use this proxy to vote for one person who has been nominated by the Company to serve as a director, other than James C. Cotting and John B. Schwemm -- the two Company nominees who have the longest tenure -- and
W. Douglas Ford, who does not have a significant equity position in the Company. There is no assurance that any of
---------------
(2) Includes 20,000 shares of Common Stock owned by the Terry Trust, to which Mr. Hacker and Mr. Buchbinder serve as trustees, to which Mr. Buchbinder has share voting and disposition rights.

(3) Includes the 474,653 shares of Common Stock owned by the Armin Trust, for which Mr. Hacker serves as trustee, to which Mr. Buchbinder has no voting or disposition rights. Mr. Buchbinder is the beneficiary of this trust.

(4) Mr. Ogata has agreed to purchase 50,000 shares of Common Stock within 3 months of election to the Board.

(5) Includes 3000 shares of Common Stock owned of record by Providence Investors, LLC, to which Mr. Denton shares voting and disposition rights.

the Company's nominees will serve as directors if the Hakatak Nominees are elected to the Board.

     WE STRONGLY RECOMMEND A VOTE FOR THE HAKATAK NOMINEES, JAY BUCHBINDER, KEITH OGATA AND HERBERT DENTON.

                            II. AMENDING THE BYLAWS

THE PROPOSAL

     So-called "poison pills" are a tool used by incumbent management and boards of directors to deter proposals by competing interests. As such, they limit shareholder options and are designed to discourage offers from third parties. This is not in the best interests of shareholders and it is impossible to tell what types of offers might have been made for the Company, except for the presence of a "poison pill." The statements made by the Company when it adopted its existing Shareholders Rights Plan are self-serving and fail to point out that the Board of Directors can use its power to approve or disapprove a proposal (by redeeming or not redeeming the pill) to discourage and avoid offers from persons not favored by the board, such as acquirers that might make management changes.

     This type of anti-takeover mechanism prevents all of us as shareholders from evaluating all proposals on their merits, and restricts the market for our common stock. The shareholders should adopt this bylaw to prevent the Board of Directors from implementing poison pill tactics that are not approved by the shareholders.

     Accordingly, we submit the following proposal for shareholder approval at the Annual Meeting:

                                    PROPOSAL

     RESOLVED THAT the Shareholders exercise their power under Delaware General Corporation Law Section 109 to approve the following bylaw:

     1. "No Shareholder Rights Plan or other form of "poison pill" (meaning any plan which confers additional rights on the holders of the Corporation's common stock upon the acquisition of a large block of securities by a party not approved by the Board of Directors or upon the making of a takeover or merger proposal by a party not approved by the Board of Directors) shall become effective, unless, after its approval by the Board of Directors, such plan has been submitted to the stockholders of the Corporation for a vote and has been approved by a majority of the shares voted at the meeting called for such purpose. Any such plan in effect on the date this bylaw becomes effective upon approval by the shareholders shall be redeemed or canceled."

     2. This by-law shall be effective immediately upon approval by the holders of shares at an annual meeting of the Corporation or at a special meeting of the shareholders and may not be amended, altered, deleted or modified without shareholder approval.

REBUTTAL TO BOARD RECOMMENDATION

     The Board has opposed our proposal. In considering the Board's response to our proposal, the following points should be kept in mind by shareholders:

THE BOARD WILL DO WHATEVER IT TAKES TO PROTECT ITS OWN INTERESTS -- EVEN IF IT MEANS THEY HAVE TO TAKE COMPLETELY INCONSISTENT POSITIONS OVER A SHORT PERIOD OF TIME.

     For example, the Board has taken the position that our Shareholder Value Amendment may violate Delaware law because it is a "mandatory" proposal and not a "recommendation." However, one of the Hakatak Nominees, Mr. Jay Buchbinder, also submitted a shareholder proposal to the Company, and Mr. Buchbinder's proposal was only a "recommendation" that the "poison pill" be removed -- not a "mandatory" proposal. Ironically, the Company's Board of Directors refused to include Mr. Buchbinder's proposal on the grounds that it was "duplicative" of the current "mandatory" proposal. We think this inconsistency is indicative of the Board's entrenchment, as it shows that this board is quite willing to ignore a policy that receives overwhelming shareholder approval in order to maintain the status quo and protect its own narrow interests.

POISON PILLS ARE DETRIMENTAL TO SHAREHOLDER VALUE.

     The Board continues to adhere to an archaic, paternalistic notion that they, and they alone, are in a position to determine whether an offer is fair and in the best interest of all shareholders. However, as the true owners of the Company, shareholders are the ones who must decide whether or not an offer should be accepted -- not the Board.

     The Board's claim that it has a greater ability than an "individual stockholder" to negotiate a higher price is simply irrelevant. In any offer, solicited or unsolicited, the majority of the Company's shareholders would have to tender their shares to the offeror for the acquisition to be completed.

     Surely the Board cannot have such little regard for those whom it serves -- the shareholders -- that it believes that we would sell our shares in the face of a financially inadequate proposal. In fact, if shareholders representing more than a majority of the outstanding shares accept an offer, that is confirmation that the offer is indeed adequate.

     In the absence of a "poison pill," the Company may be in a superior negotiating position since more potential bidders may come forward. Though the Board claims that a "poison pill" is essential to control the negotiation of a proposed transaction, it fails to tell you that potential purchasers may be discouraged from approaching the Company with a proposal because of the costs and time involved with removing a "poison pill" or acquiring a Company with a "poison pill" provision. Ultimately, 'poison pills' have a chilling effect on potential bidders who may never surface.

"POISON PILLS" PROTECT MANAGEMENT -- NOT SHAREHOLDERS.

     Though the Board claims to recognize its fiduciary duties to the Company's shareholders, it fails to note that 'poison pills' can be used by management to protect its own interests -- interests which may be at odds with those of its stockholders. In the face of an offer in which their jobs might be eliminated, management may find it easy to hide behind a "poison pill," while claiming it is for the shareholders' benefit. The inherent conflict that management faces between its personal interests and its fiduciary duties to shareholders makes "poison pills" a dangerous road block that can be used for the advancement of personal goals at the expense of shareholders.

     WE STRONGLY RECOMMEND A VOTE FOR THE SHAREHOLDER VALUE AMENDMENT.

                               III. OTHER MATTERS

     We take no position on how you should vote on the proposals of the Board of Directors to (1) approve the amendment to the Omnibus Management Incentive Plan, and (2) ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants. ALTHOUGH WE ARE NOT OPPOSED TO SEEING SHARES AVAILABLE UNDER THE OMNIBUS MANAGEMENT INCENTIVE PLAN, WE THINK THE SHAREHOLDERS NEED TO ELECT DIRECTORS WHO WILL BE CERTAIN THAT THE STANDARDS SET FOR THE AWARD AND VESTING OF SHARES ARE CONSISTENT WITH SHAREHOLDER INTERESTS. On these matters, we will vote your shares as you instruct on the GREEN proxy card.

     We do not know of any other matters that will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that the person named in and acting under the enclosed form of GREEN proxy card, or his substitutes, will vote on such matters in accordance with the best judgment.

                           IV. ADDITIONAL INFORMATION

     Portions of this Proxy Statement have been prepared based on publicly available information on the Company and we assume no responsibility for the accuracy or completeness of any such information contained herein. In reliance upon Rule 14a-5(c) of the Securities Exchange Act of 1934, reference is made to the Company's proxy statement dated April 6, 2000, which was sent to you by the Company, for a full description of management's director nominees as well as information with respect to the amendment to the Omnibus Management Incentive Plan, the ratification of the Company's independent public accountants, the number of shares eligible to vote at the meeting, the date, the quorum, the securities ownership of the Company, and information about the Company's officers and directors, including compensation information. Also included in the Company's proxy statement is the date by which shareholder proposals intended to be submitted at the Annual Meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy.

VOTING

     The Company's Board of Directors has fixed the close of business on March 15, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at, the Annual Meeting or any adjournment thereof (the "Record Date"). According to the Company, as of the Record Date the Company had outstanding 47,831,313 shares of common stock, par value $0.10 per share (the "Common Stock").

     Each share of Common Stock is entitled to one vote on each proposal. In the election of directors, each shareholder has the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected. The affirmative vote of the holders of a majority of the Common Stock entitled to vote and present in person or represented by proxy is required for election of directors. The affirmative vote of not less than 80% of the voting power of the Company's outstanding stock is required for approval of the Shareholder Value Amendment.

     The proxy holder identified in the GREEN proxy card accompanying this Proxy Statement will vote all GREEN proxy cards in accordance with the instructions contained in the GREEN proxy card and, if no choice is specified, shares represented by the enclosed GREEN proxy card will be voted FOR the election of the Hakatak Nominees as directors of the Company and FOR the Shareholder Value Amendment. Broker non-votes with respect to the election of directors or a particular matter, as the case may be, are not considered part of the "voting power present" with respect to such matter and will not affect the outcome of the vote on such matter.

     Abstentions are not treated as votes cast for or against the election of directors or a particular matter, as the case may be, but they are treated as part of the "voting power present" with respect to such matter and therefore have the same legal effect as a vote against such matter.

     Broker non-votes and abstentions DO affect the outcome of the vote on the Shareholder Value Amendment because it requires the affirmative vote of 80% of all shares of Common Stock, not just those shares voting at the meeting.

     REMEMBER, YOUR LATEST DATED PROXY IS THE ONLY ONE WHICH COUNTS, so return the GREEN proxy card accompanying this Proxy Statement even if you delivered a prior proxy to the Company. We urge you not to vote any proxy card sent to you by the company with respect to either the Company's slate of nominees to the Board of Directors or against the Shareholder Value Amendment.

REVOCABILITY OF PROXIES

     Any person giving a GREEN proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with Hakatak Enterprises, Inc. or Beacon Hill Partners, Inc. ("Beacon Hill"), an instrument of revocation or a duly executed proxy bearing a later date. It also may be revoked by furnishing the Company a later-dated proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke a proxy.

SOLICITATION

     These proxies are being solicited by Tom Hacker, president of Hakatak Enterprises, Inc. ("Hakatak") on behalf of Hakatak. Hakatak is a private company through which Mr. Hacker holds his investments. Mr. Hacker is the beneficial owner of 1,002,637 shares of Common Stock.(6) Mr. Hacker is also a licensed stockbroker through Equibond, a private corporation. Mr. Hacker's address is 100 Wilshire Boulevard, Suite 1700, Santa Monica, California 90401.

     Copies of solicitation material will be furnished without charge to banks brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by Tom Hacker and Hakatak, who will receive no additional compensation therefor. In addition, Hakatak has decided to engage Beacon Hill to solicit proxies, and Hakatak will pay a fee for these services, which is estimated to be up to $100,000. Approximately 25 persons will be used by Beacon Hill in its solicitation efforts.

     Hakatak and Jay Buchbinder will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred by Hakatak will be approximately $750,000. No determination has been made by Hakatak at this time as to whether it will seek reimbursement from the Company for the costs incurred in connection with the solicitation of shareholders or whether the question of such reimbursement will be submitted to a vote of shareholders. The Hakatak Nominees may

---------------

(6) Includes 474,650 shares of Common Stock owned of record by the Armin Trust, for which Mr. Hacker serves as trustee, and 20,000 shares of Common Stock owned by the Terry Trust, for which Mr. Hacker and Mr. Jay Buchbinder serve as trustees.

incur incidental expenses if they meet in person or by telephone with shareholders, which Hakatak may or may not be asked to reimburse.

     If you have any questions about the issues raised in this proxy contest please contact:

                             Tom Hacker, President
                           HAKATAK ENTERPRISES, INC.
                       100 Wilshire Boulevard, Suite 1700
                         Santa Monica, California 90401
                        (800) 358-8660 or (310) 260-6007
                             thackert@bloomberg.net

     If you need assistance in voting your GREEN proxy card, please call:

                           BEACON HILL PARTNERS, INC.
                           Toll Free: (800) 475-9320
                            Collect: (212) 843-8500

     PLEASE INDICATE YOUR SUPPORT FOR MAXIMIZING SHAREHOLDER VALUE BY COMPLETING, SIGNING AND DATING THE ENCLOSED GREEN PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                                   EXHIBIT A
        LIST OF ALL SECURITIES PURCHASED OR SOLD BY THE HAKATAK NOMINEES
                      AND TOM HACKER IN THE LAST TWO YEARS

JAY BUCHBINDER

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
Armin Trust(1)            01/22/99    Bought      31100    51.6722
                          01/25/99    Bought      51900    50.4977
                          01/26/99    Bought       4400     51 1/4
                          01/28/99    Bought      12000    54.9531
                          07/06/99      Sold       1750      57.45
                          07/07/99      Sold       2500     57 1/2
                          08/06/99    Bought       4000    49.1875
                          10/15/99    Bought      40100    44.3055
                          10/27/99    Bought       5000    47 1/16
                          10/27/99      Sold       3100    47.1875
                          11/08/99    Bought       3100    48.1042
                          11/09/99    Bought       5000    48.0638
                          11/10/99    Bought      10000    48.2263
                          11/11/99    Bought       5000       48.0
                          11/22/99      Sold       1900       52.0
                          11/22/99      Sold      10000       47.5
                          12/29/99    Bought       5700    46.4035
                          01/05/00    Bought       3000      45.00
                          01/11/00    Bought       6000      45.25
                          01/13/00    Bought       7000    42.8425

Terry Trust(2)            12/16/98    Bought      10000     42 3/4
                          12/16/98    Bought      10000     42 3/4

JBI Inc.                  01/16/98    Bought      25000     53 1/4
                          01/22/98      Sold       4000      53.86
                          02/19/98      Sold       1500     53 3/4
                          09/08/98    Bought       5000     44 5/8
                          10/07/98    Bought       5000     39 1/2
                          10/08/98    Bought      15000       37.0
                          10/12/98    Bought       6000     37.125
                          11/13/98      Sold        200       45.0
                          11/23/98      Sold      12000       45.0
                          02/25/99    Bought      10000    51.3472
                          03/24/99    Bought      25000    47.7638
                          04/13/99    Bought       2500     53 3/4
                          04/14/99      Sold       2500     55 1/2
                          04/19/99      Sold      12500    62.5665
                          05/26/99    Bought       5000    55.7188
                          05/28/99      Sold       1950    57.3992
                          06/01/99    Bought       2500     55 1/2
                          06/08/99      Sold       4000    56.8281
                          06/11/99    Bought       2500    54.2813
                          06/16/99    Bought       2500    55 1/16
                          06/18/99    Bought       2500    53.6188
                          06/24/99    Bought        900     53 1/4
                          06/30/99      Sold       1250    56.0025
                          07/08/99      Sold       2500       58.5
                          07/14/99    Bought       2500       58.0
                          07/19/99    Bought       5000    59.5938
                          07/20/99    Bought       2500       58.0

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          07/21/99    Bought       2500    57 15/16
                          07/26/99    Bought       2500     54 3/4
                          09/17/99    Bought       5000    52.3625
                          09/21/99    Bought       9000     51 3/4
                          09/27/99    Bought       3000    50 1/16
                          09/28/99    Bought       9300    47.9798
                          09/28/99      Sold       4300    48.1265
                          09/29/99    Bought      12500     47.275
                          10/08/99    Bought       5000    48.9763
                          10/12/99    Bought       1500     47.375
                          10/13/99    Bought       7000    45.6696
                          10/18/99    Bought      22000    46.3651
                          11/19/99    Bought       2500       50.0
                          11/19/99      Sold        600     51 1/2
                          11/22/99      Sold      10000       47.5
                          01/20/00    Bought       7500    39.2083
                          01/21/00    Bought       7900       38.0
                          01/24/00    Bought       2100     37.128
                          01/26/00    Bought       1550    35.6512
                          01/27/00    Bought      22000    38.5301
                          01/28/00    Bought       5000     39 5/8
                          01/31/00    Bought      10000    39.3088
                          02/18/00    Bought      10000     33 3/4
                          02/22/00    Bought      15000     33.565
                          02/25/00    Bought      16900     30 3/4
                          02/29/00    Bought      10000       32.5

Jay Buchbinder            01/12/98    Bought       5000     47 3/4
                          01/14/98      Sold       5000    50.0625
                          01/15/98    Bought       5000    51.9375
                          01/16/98    Bought       1000     52 7/8
                          01/20/98      Sold       5000       50.0
                          01/21/98    Bought       2600     53 3/8
                          02/23/98      Sold       2500       50.0
                          02/23/98      Sold       7700       55.0
                          03/10/98    Bought      10000       52.0
                          04/23/98    Bought       2500     54 1/2
                          04/27/98    Bought       1500     52 1/4
                          04/29/98    Bought       3350    50.7106
                          04/30/98    Bought       3850    51.7281
                          05/08/98    Bought       1500     54 1/4
                          05/18/98      Sold       5000       50.0
                          06/04/98    Bought       5000     52 1/2
                          06/05/98    Bought       2000     52 1/2
                          06/09/98      Sold       1250     53 1/2
                          06/22/98      Sold       5000    53.9375
                          06/25/98    Bought       2500    53.2188
                          07/16/98    Bought       2500       57.0
                          07/20/98      Sold       2500       55.0
                          07/28/98    Bought       2500    53 11/16
                          07/29/98    Bought       5000     53.625
                          08/03/98    Bought      14750    51.8581

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          08/04/98    Bought       2500    50 9/16
                          08/05/98    Bought       6900    49.4846
                          08/07/98    Bought       2500     49.375
                          08/12/98    Bought        900    47.4896
                          08/17/98      Sold      17000       55.0
                          08/17/98      Sold      17000       55.0
                          08/18/98    Bought       5000       49.0
                          08/19/98    Bought       5000    49.1875
                          08/28/98    Bought       6000     46.125
                          09/18/98      Sold       5000     47.125
                          09/21/98    Bought      10000       47.5
                          09/21/98      Sold       1000       45.0
                          09/25/98      Sold       3000     46.875
                          10/21/98      Sold       5000     45 1/4
                          11/05/98      Sold      10000    48.8422
                          11/13/98      Sold      13000       45.0
                          11/23/98      Sold       2000       45.0
                          11/23/98      Sold      10000       42.5
                          11/23/98      Sold      16500       47.5
                          11/24/98      Sold     200000     49 5/8
                          01/22/99    Bought      26350    51.9288
                          02/02/99    Bought       2500     55 1/2
                          02/03/99    Bought       3800    55.2895
                          02/04/99    Bought       2900       56.0
                          02/09/99    Bought       5900    54.5646
                          02/10/00    Bought       2500    54.9888
                          02/12/99      Sold      20100       53.0
                          02/12/99      Sold      29600       53.0
                          02/19/99    Bought      15000       50.0
                          02/22/99    Bought       1850     52 3/8
                          02/26/99    Bought      10000    50.3122
                          03/02/99    Bought       5000    49 9/16
                          03/04/99    Bought      12500    47.9625
                          03/05/99    Bought       5000     49 1/4
                          03/09/99    Bought        300     45 1/4
                          03/18/99    Bought       5000     47 7/8
                          03/22/99      Sold       2500     47 1/2
                          03/24/99      Sold      12500     49 1/4
                          03/25/99      Sold      12500     51 1/4
                          04/15/99      Sold       5000      58.25
                          04/19/99      Sold       2500       55.0
                          04/19/99      Sold       5500       50.0
                          04/19/99      Sold      11550    62.5665
                          04/20/99      Sold      12950     63.584
                          04/21/99      Sold      13000    64.3409
                          04/30/99    Bought       5000     58.575
                          05/03/99    Bought       7500       58.0
                          05/05/99      Sold       2500    58 15/16
                          05/06/99      Sold       5000     59.465
                          05/24/99      Sold       2500       55.0
                          06/17/99    Bought       5000       55.0
                          06/22/99      Sold       2500      54.76
                          06/29/99      Sold       1250     55 7/8
                          07/23/99    Bought       7500    56.7083
                          07/27/99    Bought       5000     56 1/4
                          08/10/99    Bought       3850    49.6299

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          08/11/99    Bought       5000      49.25
                          08/13/99    Bought       7500    50.3583
                          08/17/99    Bought       5000    51.2094
                          08/18/99    Bought       5000    50.1625
                          08/25/99    Bought       7500    49.3333
                          08/26/99      Sold       4750    50.0493
                          09/01/99    Bought       4000    48.4531
                          09/02/99      Sold       4000    49.0938
                          09/03/99    Bought       1250       51.0
                          09/07/99    Bought       1000     50 3/8
                          09/20/99      Sold       2500      50.00
                          10/28/99      Sold       6900    48.0833
                          11/22/99      Sold       5000       47.5
                          11/30/99    Bought      50000     49 1/2
                          12/09/99    Bought       2000     44 3/4
                          12/20/99    Bought      10000     45.375
                          12/20/99      Sold       3300    46.1818
                          12/22/99      Sold       2700      46.75
                          12/23/99    Bought       4000       47.0
                          12/23/99      Sold        700     47 1/2
                          01/14/00    Bought      30000    41.6167
                          01/19/00    Bought       2500      39.65

Decore Products           10/19/99    Bought      24000     46.520
                          10/20/99    Bought      19000    45.0987
                          10/26/99    Bought       4000       45.4
                          11/23/99    Bought      11900    50.2101
                          11/24/99    Bought       6400    48.3906

KEITH OGATA

        NAME             DATE       ACTIVITY      QUANTITY    PRICE
        ----           --------   -------------   --------   -------
Keith Ogata            05/01/98          Bought    10000     50.8325
                       05/01/98   Sold Warrants    10000     34.6513
                       05/05/98   Sold Warrants     5000     36.3364
                       10/21/98            Sold     2000     46.6034
                       10/27/98            Sold     2000     49.2184
                       06/10/98            Sold     3000     52.6032
                       12/14/98            Sold     3000     44.1293
                       10/21/99          Bought     2000      42.025
                       01/12/00          Bought     2000     44.5063
                       01/13/00          Bought     2000          44
                       01/27/00          Bought     2000       37.15

HERBERT DENTON

           NAME               DATE     ACTIVITY   QUANTITY   PRICE
           ----             --------   --------   --------   -----
Providence Investors        03/09/00    Bought      3000     32.25
US Value                    03/09/00    Bought      7000     32.25

TOM HACKER(3)

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
Account #1                06/24/98      Sold        560    54.1638
                          06/24/98      Sold       1940    54.1638
                          06/24/98      Sold       3850    54.1638
                          06/24/98      Sold       5000    54.1638
                          06/24/98      Sold       6710    54.1638

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          06/24/98      Sold       6940    54.1638
                          09/18/98    Bought      10000    46.4875
                          09/18/98      Sold      10000     47.125
                          11/05/98      Sold      10000       49.0
                          11/10/98      Sold       1000     49 3/8
                          11/10/98      Sold       2600     49 1/4
                          11/24/98    Bought     100000     49 5/8
                          12/29/98    Bought       7462    49.5536
                          01/22/99    Bought      26350    51.9288
                          01/22/99      Sold       1100     52 1/2
                          02/12/99    Bought      49700       53.0
                          03/04/99    Bought      12500    47.9625
                          03/05/99    Bought       5000     49 1/4
                          03/24/99    Bought      25000    47.7638
                          04/15/99      Sold       5000      58.25
                          04/19/99      Sold      24050    62.5665
                          04/20/99      Sold      12950     63.584
                          04/21/99      Sold      13000    64.3409
                          07/23/99    Bought       7500    56.7083
                          08/10/99    Bought       3850    49.6299
                          08/11/99    Bought       5000      49.25
                          08/13/99    Bought       7500    50.3583
                          08/17/99    Bought       5000    51.2094
                          08/18/99    Bought       5000    50.1625
                          08/25/99    Bought       7500    49.3333
                          08/26/99      Sold       4750    50.0493
                          08/27/99      Sold        200    50.3438
                          09/17/99    Bought       5000    52.3625
                          09/21/99    Bought       9000     51 3/4
                          10/13/99    Bought      20000     45 1/2

Account #2                01/15/98    Bought       5000    51.9375
                          01/16/98    Bought      25000     53 1/4
                          01/21/98    Bought       2600     53 3/8
                          02/18/98      Sold       1000       54.0
                          02/19/98      Sold       1500     53 3/4
                          03/10/98    Bought      10000       52.0
                          04/27/98    Bought       1500     52 1/4
                          04/29/98    Bought       3350    50.7106
                          05/08/98    Bought       1500     54 1/4
                          06/04/98    Bought       5000     52 1/2
                          06/05/98    Bought       2000     52 1/2
                          06/09/98      Sold       1250     53 1/2
                          06/22/98      Sold       5000    53.9375
                          06/25/98    Bought       2500    53.2188
                          07/16/98    Bought       2500       57.0
                          07/28/98    Bought       2500    53 11/16
                          07/29/98    Bought       5000     53.625
                          08/03/98    Bought      14750    51.8581
                          08/04/98    Bought       2500    50 9/16
                          08/05/98    Bought       6900    49.4846
                          08/07/98    Bought       2500     49.375
                          08/12/98    Bought        900    47.4896
                          08/18/98    Bought       5000       49.0
                          08/19/98    Bought       5000    49.1875
                          08/26/98      Sold       1900     49 7/8
                          08/27/98      Sold       6000    47.5833

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          08/31/98      Sold     100000     45 3/8
                          09/01/98      Sold     100000     42 1/8
                          09/25/98      Sold       3000     46.875
                          10/12/98      Sold        900    36.7822
                          11/05/98      Sold       6400    48.8422
                          11/06/98      Sold      13700    49.6788
                          11/24/98    Bought     100000     49 5/8
                          01/12/99    Bought        175    50 5/16
                          01/29/99    Bought       5000     56.625
                          01/29/99      Sold      13500    56.9583
                          02/02/99    Bought       2500     55 1/2
                          02/03/99    Bought       3800    55.2895
                          02/04/99    Bought       2900       56.0
                          02/08/99    Bought        500     54 1/2
                          02/09/99    Bought       5900    54.5646
                          02/10/99    Bought       2500    54.9888
                          02/22/99    Bought       1850     52 3/8
                          02/25/99    Bought      10000    51.3475
                          02/26/99    Bought      10000    50.3122
                          03/02/99    Bought       5000    49 9/16
                          03/18/99    Bought       5000     47 7/8
                          03/24/99      Sold      12500     49 1/4
                          03/25/99      Sold      12500     51 1/4
                          04/01/99      Sold       5000     52 5/8
                          04/13/99    Bought       2500     53 3/4
                          04/14/99      Sold       2500     55 1/2
                          04/30/99    Bought       5000     58.575
                          05/03/99    Bought       7500       58.0
                          05/05/99      Sold       2500    58 15/16
                          05/06/99      Sold       5000     59.465
                          05/26/99    Bought       5000    55.7188
                          05/28/99      Sold       1950    57.3992
                          06/01/99    Bought       2500     55 1/2
                          06/04/99    Bought       3000       55.0
                          06/07/99      Sold       3000       56.0
                          06/08/99      Sold       4000    56.8281
                          06/11/99    Bought       2500    54.2813
                          06/16/99    Bought       2500    55 1/16
                          06/17/99    Bought       5000       55.0
                          06/18/99    Bought       2500    53.6188
                          06/22/99      Sold       2500      54.76
                          06/24/99    Bought        900     53 1/4
                          06/29/99      Sold       1250     55 7/8
                          06/30/99      Sold       1250    56.0025
                          07/06/99      Sold       1750      57.45
                          07/07/99      Sold       2500     57 1/2
                          07/08/99      Sold       2500       58.5
                          07/14/99    Bought       2500       58.0
                          07/19/99    Bought       5000    59.5938
                          07/20/99    Bought       2500       58.0
                          07/21/99    Bought       2500    57 15/16
                          07/26/99    Bought       2500     54 3/4
                          07/27/99    Bought       5000      56/14
                          08/31/99    Bought       2000       48.8
                          08/31/99      Sold       3000       49.0
                          09/01/99    Bought       4000    48.4531

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          09/02/99      Sold       4000    49.0938
                          09/03/99    Bought       1250       51.0
                          09/07/99    Bought       1000     50 3/8
                          10/05/99      Sold       5000       48.0

          NAME              DATE     ACTIVITY   QUANTITY    PRICE
          ----            --------   --------   --------   -------
                          10/13/99      Sold      20000     45 1/2
                          11/19/99      Sold        600     51 1/2
                          11/22/99      Sold       1900       52.0

---------------
(1) Mr. Hacker serves as a trustee of the Armin Trust. Mr. Buchbinder has no voting or disposition rights over the shares, but is the beneficiary of the Trust.

(2) Mr. Buchbinder and Mr. Hacker serve as trustees to the Terry Trust. Mr. Buchbinder has share voting and disposition rights.

(3) Mr. Hacker also owns beneficially certain shares listed for Mr. Buchbinder in Mr. Hacker's capacity as trustee of the Armin and of the Terry Trust. Transactions by the Trusts are not repeated here.

                 LET'S MAKE THE SHAREHOLDERS A PRIORITY AT USG!
               SUPPORT OUR EFFORTS TO ENHANCE SHAREHOLDER VALUE.
                        VOTE THE GREEN PROXY CARD TODAY!

     If you have any questions about the issues raised in this proxy contest please contact:
                             Tom Hacker, President
                           HAKATAK ENTERPRISES, INC.
                        (800) 358-8660 or (310) 260-6007

     For immediate assistance in voting your shares, please call:
                           BEACON HILL PARTNERS, INC.
                           Toll free: (800) 475-9320
                            Collect: (212) 843-8500

     The USG Corporation Annual Meeting is May 10, 2000. To support the Hakatak Nominees, you must sign, date and return the enclosed GREEN proxy card in the envelope provided.

     Even if you have already returned a proxy card to management, you have every right to revoke your earlier vote by signing, dating and mailing a GREEN proxy card today.

     ONLY YOUR LATEST-DATED PROXY COUNTS!

     REMEMBER . . . ONLY YOUR LATEST DATED PROXY COUNTS AND YOU CAN VOTE FOR THE HAKATAK NOMINEES ONLY ON THE GREEN PROXY CARD

                                     PROXY
        THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS
          OF USG CORPORATION BY HAKATAK ENTERPRISES, INC. ("HAKATAK")

                         ANNUAL MEETING OF STOCKHOLDERS

   The undersigned hereby appoints Tom Hacker and Keith Ogata, and each or any of them with full power of substitution, as Proxy for the undersigned to vote all shares of common stock, par value $0.10 per share of USG Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 10, 2000, at 9:15 a.m. (local time) or any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), as follows:

Hakatak Recommends a Vote "FOR" Proposal 1.

1. ELECTION OF DIRECTORS
  HAKATAK NOMINEES     THE HAKATAK NOMINEES ARE: JAY BUCHBINDER, KEITH OGATA,
   HERBERT DENTON     FOR [ ]     WITHHOLD AUTHORITY FOR ALL [ ]
    (Authority to vote for any individual nominee(s) may be withheld by lining through or otherwise striking out the name(s) of such nominee(s).) COMPANY NOMINEES

   Hakatak intends to use this proxy to vote for persons who have been nominated by the Company to serve as directors, other than James C. Cotting, W. Douglas Ford and John B. Schwemm, three of the four Company nominees. You may withhold authority to vote for one or more additional Company nominees, by writing the name of the nominee(s) below. You should refer to the proxy statement and form of proxy distributed by the Company for the names, background, qualifications, and other information concerning the Company's nominees.

-------------------------------

   There is no assurance that any of the Company's nominees will serve as directors if the Hakatak Nominees are elected to the board.

Hakatak takes no position on how you should vote on Proposals 2 & 3.

2. APPROVAL OF AMENDMENT TO THE CORPORATION'S OMNIBUS          FOR [ ] AGAINST [ ] ABSTAIN [ ]
 MANAGEMENT INCENTIVE PLAN
3. RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS   FOR [ ] AGAINST [ ] ABSTAIN [ ]
   INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING
   DECEMBER 31, 2000
Hakatak Recommends a Vote "FOR" Proposal 4.
4. THE RATIFICATION OF THE HAKATAK AMENDMENT TO THE            FOR [ ] AGAINST [ ] ABSTAIN [ ]
   COMPANY'S BYLAWS REQUIRING SHAREHOLDER APPROVAL OF
   SHAREHOLDER RIGHTS PLANS
5. IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME
   BEFORE THE MEETING

              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

    The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned.

    If properly executed, this proxy will be voted as directed above. If no direction is given, this proxy will be voted FOR the election of all Hakatak Nominees, FOR one of the Company nominees other than James C. Cotting, W. Douglas Ford and John B. Schwemm, ABSTAIN on Proposals 2 and 3, and FOR Proposal 4.

                                              Dated: , 2000

                                              ----------------------------------
                                                          Signature

                                              Name:

                                              Title:

                                              ----------------------------------
                                                          Signature

                                              Name:

                                              Title:

THE SIGNATURE(S) ABOVE SHOULD AGREE WITH THE NAME(S) SHOWN ON THIS PROXY. WHERE STOCK IS OWNED BY MORE THAN ONE PERSON, ALL OWNERS SHOULD SIGN THE PROXY.